Exhibit 10.3

Master Lease No.: 30115 Schedule No.: 02 EQUIPMENT & PAYMENT SCHEDULE

Lessor	Lessee
Landmark Financial Corporation	Z-Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway, Suite 450
Englewood, CO 80111	Greenwood Village, CO 80111-3143

INCORPORATION OF MASTER LEASE AGREEMENT. Lessee and Lessor hereby enter into this Schedule No. 02(“Schedule”) for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of this 27th day of Sept, 2004. All of the terms and conditions set forth in the Master Equipment Lease Agreement No. 30115 between the Lessor and Lessee and any amendments, modifications, replacements or substitutions thereto (collectively “Master Lease”) are hereby incorporated into this Schedule by this reference. All of the defined terms set forth in the Master Lease shall possess the same definitions in this Schedule unless otherwise noted herein. Lessee shall lease from Lessor and Lessor shall lease to Lessee the Equipment attached to this Schedule and incorporated herein by this reference (collectively “Equipment”).
EQUIPMENT DESCRIPTION: Model No., Serial No., or other identification
(7) Sager Model 8790-C Laptop Computer, 17” WSXGA+, Combo.Windows XP-P, P4-3.2, 60GB(7200rpm) HDD, 1024MB DDR400 SDRAM (2DIMMS), 12 Cells Battery, External USB FDD, 802.11g Wi-Fi MINI-PCI 108Mbps.
Serial #: 8409SC829946, 8409SC829947, 8409SC829948, 8409SC829949, 8409SC829355, 8409SC830769, 8409SC83070.
PURCHASE PRICE AND SUPPLIER: The purchase price of the equipment is $17,760.00 and the name and address of the supplier(s)of the Equipment is:
Sager Midern Computer Company, 18005 Cortney Court, City of Industry, CA 91748
LOCATION: Lessee shall maintain the Equipment at the locations herein indicated or at such other addresses for which Lessee obtains Lessor’s prior written consent which consent shall not be unreasonably withheld.
5445 DTC Parkway, Suite 450, Greenwood Village, CO 80111-3143
SELECTION OF EQUIPMENT, SUPPLIERS, WARRANTIES
Lessee hereby acknowledges that: (a) LESSEE HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER THEREOF; (b) LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT AND HAS ACQUIRED THE EQUIPMENT SPECIFICALLY FOR LEASING SUCH EQUIPMENT TO LESSEE AT LESSEE’S REQUEST IN CONNECTION WITH THIS LEASE; (c) LESSEE HAS BEEN PROVIDED WITH A COPY OF THE PURCHASE CONTRACT FOR THE EQUIPMENT BEFORE EXECUTING THIS LEASE; (d) LESSEE HAS BEEN ADVISED BY LESSOR THAT LESSEE IS ENTITLED TO ANY PROMISES AND WARRANTIES PROVIDED TO LESSOR IN CONNECTION WITH THE EQUIPMENT BY THE SUPPLIER THEREOF AND IS ENTITLED TO CONTACT THE SUPPLIER TO RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE PROMISES AND WARRANTIES INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF SUCH PROMISES AND WARRANTIES OR ANY REMEDIES IN CONNECTION THEREWITH; and (e) THE LEASE QUALIFIES AS A STATUTORY “FINANCE LEASE” UNDER SECTION 4-2.5-101 ET SEQ., C.R.S. ___
Lessee Initials: X [ILLEGIBLE]
PAYMENT SCHEDULE

No. of Payments	Base Payment Amount	Tax Amount	Total Payment
36	$591.94	$41.13	$633.07

ADVANCE PAYMENTS		LEASE TERMS
$591.94	Base Payments	36 months	Initial Term
$41.14	6.95% Tax Rate	36	Total Payments
$165.00	Documentation Fee	2	Advance Payment (#)
$.00	Security Deposit	34	Payments remaining after advance
$.00	Other

$1,431.14	TOTAL ADVANCE	$17,760.00	Amount Financed

* ADVANCE PAYMENTS. The Advance Rental Payments and Security Deposit shall not accrue interest, may be commingled with Lessor’s other monies, and shall be applied by Lessor, in its sole discretion, against the various amounts owing by Lessee to Lessor under this Schedule or any other present or future agreement between those parties. Lessee hereby grants Lessor a security interest in the Advance Rental Payments and Security Deposit to secure the payment and performance of Lessee’s indebtedness, liabilities and other obligations to Lessor under the foregoing agreements.

Accepted In Its Corporate Offices.		This agreement shall not be effective until executed by the Lessor and accepted by an authorized representative of the Lessor at its principle place of business.

Lessor		Lessee

Landmark Financial Corporation		Z-Axis Corporation

Signature:	/s/ Peter Sutherland	Signature:	/s/ Heidi M. O’Neil

Printed Name:	PETER SUTHERLAND	Printed Name:	HEIDI M. O’NEIL

Title:	PRESIDENT	Date:	9/30/04	Title:	DIRECTOR OF FINANCE	Date:	9/27/04

Lease Start Date:	9/20/04

Master Lease No. 30115 Schedule No. 02 MASTER EXHIBIT “A” MADE HERETO A PART OF

LESSEE: Z-Axis Corporation
5445 DTC Parkway Suite 450
Greenwood Village, CO 80111-3143
FEDERAL TAX ID#: 84-0910490
VENDOR(s): Sager Midern Computer Company
18005 Cortney Court
City of Industry, CA 91748
Equipment Description:
(7) — Sager Model 8790-C Laptop Computer, 17” WSXGA+, Combo.Windows XP-P, P4-3.2, 60GB(7200rpm) HDD, 1024MB DDR400 SDRAM (2DIMMS), 12 Cells Battery, External USB FDD, 802.11g Wi-Fi MINI-PCI 108Mbps.
Serial Numbers* 8409SC829946, 8409SC829947, 8409SC829948, 8409SC829949, 8409SC829355, 8409SC830769, 8409SC83070.
Equipment Location:
5445 DTC Parkway Suite 450
Greenwood Village, CO 80111-3143
Together with all present and future accessions, accessories, additions, attachments, modifications, replacements and substitutions thereto and all insurance and other proceeds of any of the foregoing.

Lessor/Creditor: Landmark Financial Corporation		Lessee/Debtor: Z-Axis Corporation

By/Signature:	/s/ Peter Sutherland	By/Signature:	/s/ Heidi M. O’Neil

Title:	PRESIDENT	Date:	9/30/04	Title:	DIRECTOR OF FINANCE	Date:	9/27/04

Master Lease No.: 30115 Schedule No.: 02 DELIVERY & ACCEPTANCE CERTIFICATE

Lessor	Lessee
Landmark Financial Corporation	Z-Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway Suite 450
EnglewoodCO80111	Greenwood Village, CO 80111-3143

VENDOR NAME	ADDRESS	CITY		STATE	ZIP
Sager Midern Computer Company	18005 Cortney Court	City of Industry		CA	91748

EQUIPMENT DESCRIPTION	ADDRESS	CITY	COUNTY	STATE	ZIP
(7) Sager Model 8790-C Laptop Computer,17” WSXGA+, Combo.Windows XP-P, P4-3.2, 60GB(7200rpm) HDD, 1024MB DDR400 SDRAM (2DIMMS), 12 Cells Battery, External USB FDD, 802.11g Wi-Fi MINI-PCI 108Mbps.
Serial #: 8409SC829946, 8409SC829947, 8409SC829948, 8409SC829949, 8409SC829355, 8409SC830769, 8409SC83070.
	5445 DTC Parkway, Suite 450	Greenwood Village	Arapahoe	CO	80111-3143
Lessee hereby acknowledges the receipt, in good condition, of all of the Equipment (as defined in the Lease described below) and unconditionally accepts the same in accordance with all of the terms and conditions of that certain Master Equipment Lease Agreement No. 30115 and Schedule No. 02 between Lessor and Lessee dated September 27, 04 (collectively, the “Lease”).
Lessee acknowledges that: (a) lessee has selected both the equipment and the supplier thereof; (b) lessor is not the manufacturer or supplier of the equipment and has acquired the equipment specifically for leasing such equipment to lessee at lessee’s request in connection with this lease; (c) lessee has been provided with a copy of the purchase contract for the equipment before executing the lease; (d) prior to executing the lease, lessee was advised by lessor that lessee is entitled to any promises and warranties provided to the lessor in connection with the equipment by the supplier thereof and is entitled to contact the supplier to receive an accurate and complete statement of those promises and warranties including any disclaimers and limitations of such promises and warranties or any remedies in connection therewith; and (e) the lease qualifies as a statutory “finance lease” under article section 4-2.5-101 et seq., C.r.s.
Lessee hereby acknowledges that:
1.	Lessor is leasing to Lessee and Lessee is leasing from Lessor the Equipment “AS IS” and “WITH ALL FAULTS” and Lessor makes no express or implied representations or warranties with respect to the Equipment including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY or FITNESS FOR ANY PARTICULAR PURPOSE; provided, however, that Lessor has not provided any liens, security interests, encumbrances or claims against the Equipment to any third party;

2.	Lessee has been provided with the opportunity to inspect the Equipment and has inspected the Equipment and determined that it is in good condition and acceptable in all respects;

3.	If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason; Lessee’s only recourse shall be against the supplier or manufacturer of the Equipment and not against Lessor;

4.	REGARDLESS OF ANY PROBLEMS WITH RESPECT TO THE EQUIPMENT, LESSEE SHALL PAY THE VARIOUS AMOUNTS OWING AND PERFORM ITS OTHER OBLIGATIONS UNDER THE LEASE WITHOUT SETOFF OR ABATEMENT OF ANY KIND AND LESSEE SHALL HAVE NO REMEDY AGAINST LESSOR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION THEREWITH; and

5.	The Equipment is being leased to Lessee solely for commercial or business (and not for personal, family, household, or agricultural) purposes.
TO LESSEE: DO NOT SIGN THIS DELIVERY AND ACCEPTANCE CERTIFICATE UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT SET FORTH ON EXHIBIT A ATTACHED HERETO.

Lessee:

Z-Axis Corporation

Signature:	/s/ Heidi M. O’Neil

Printed Name:	HEIDI M. O’NEIL

Title:	DIRECTOR OF FINANCE	Date:	9/27/04

Master Lease No.: 30115 Schedule No.: 02 PURCHASE SUPPLEMENT

Lessor	Lessee
Landmark Financial Corporation	Z-Axis Corporation
6950 E. Belleview Avenue, Suite 320	5445 DTC Parkway Suite 450
Englewood, CO 80111	Greenwood Village, CO 80111-3143

Lessee hereby agrees that this instrument is a Supplement to the above referenced Business Lease Agreement, which is hereby incorporated therein by reference and acknowledges receipt of a copy of said Supplement.
TERMS
In connection with the above referenced Business Lease Agreement covering the Equipment described below, Lessee has the option to purchase the Equipment described below at the end of the Initial Lease Term for $1.00 contingent upon the Lessee having fully complied with all terms and conditions of the Lease.
EQUIPMENT DESCRIPTION
(7) Sager Model 8790-C Laptop Computer, 17” WSXGA+, Combo.Windows XP-P, P4-3.2, 60GB(7200rpm) HDD, 1024MB DDR400 SDRAM (2DIMMS), 12 Cells Battery, External USB FDD, 802.11g Wi-Fi MINI-PCI 108Mbps.
Serial #: 8409SC829946, 8409SC829947, 8409SC829948, 8409SC829949, 8409SC829355, 8409SC830769, 8409SC83070.

Accepted In Its Corporate Offices.		This Agreement shall not be effective until executed by the Lessor and accepted by an authorized representative of the Lessor at its principle place of business.

Lessor		Lessee

Landmark Financial Corporation		Z-Axis Corporation

Signature:	/s/ Peter Sutherland	Signature:	/s/ Heidi M. O’Neil

Printed Name:	PETER SUTHERLAND	Printed Name:	HEIDI M. O’NEIL

Title:	PRESIDENT	Date:	9/30/04	Title:	DIRECTOR OF FINANCE	Date:	9/27/04

iLien Coverpage
Date Printed: 9/28/2004
Debtor:
Z-Axis Corporation
5445 DTC Parkway
Suite 450
Englewood, CO 80111
Equipment Lease #: 3011502.
iLien File #: 11586780
UDS #: 6394677
Order Confirmation #: 3051238
UserlD: 46763
Number of Collateral Pages Attached: 0
Transaction Type: Original
Jurisdiction: CO, Secretary of State

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

LFC, INC
P O Box 4877
Englewood, CO 80155
CO, Secretary of State
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

—	1a. ORGANIZATION’S NAME Z-Axis Corporation

OR	1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS 5445 DTC Parkway, Suite 450				CITY	STATE	POSTAL CODE	COUNTRY
				Englewood	CO	80111	US
1d. TAX ID #: SSN OR EIN		ADD’L INFO RE	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		ORGANIZATION
84-0910490		DEBTOR	Corporation	Colorado	19871522585		☐NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)- do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR	2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS				CITY	STATE	POSTAL CODE	COUNTRY

2d. TAX ID #: SSN OR EIN		ADD’L INFO RE	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
ORGANIZATION
		DEBTOR					☐NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)- insert only one secured party name (3a or 3b)

	3a. ORGANIZATION’S NAME LFC, INC.

OR	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS 6950 E Belleview Ave #320		CITY	STATE	POSTAL CODE	COUNTRY
—		Englewood	CO	80111
4. This FINANCING STATEMENT covers the following collateral:
6 - Sager Model 8790-C Laptop Computer, 17” WSXGA+, Combo.Windows XP-P, P4-3.2, 60GB (7200rpm) HDD, 1024MB DDR400 SDRAM (2DIMMS), 12 Cells Battery, External USB FDD, 802.11g Wi-Fi MINI-PCI 108Mbps. (1) Sager Model 8790-C Laptop Computer, 17” WSXGA+, Combo.Windows XP-P, P4-3.2, 60GB(7200rpm) HDD, 1024MB DDR400 SDRAM (2DIMMS), 12 Cells Battery, External USB FDD, 802.11g Wi-Fi MINI-PCI 108Mbps.

5. ALTERNATIVE DESIGNATION [if applicable]: ☑ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6.	☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL		7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
		ESTATE RECORDS. Attach Addendum	[if applicable]	[ADDITIONAL FEE] [optional] ☐ All Debtor ☐ Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA 3011502
11586780

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.07/29/98)